UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2025 (March 19, 2025)

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place,	Birmingham,	AL	35209
(Address of Principal Executive Office )			(Zip code)

Registrant’s telephone number, including area code:	(205)	877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
On March 19, 2025, ProAssurance Corporation, a Delaware corporation (“ProAssurance), The Doctors Company, a California-domiciled reciprocal inter-insurance exchange (“Parent”), and Jackson Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, on the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into ProAssurance (the “Merger”), with ProAssurance continuing as the surviving corporation in the Merger as a wholly owned subsidiary of Parent. The Board of Directors of ProAssurance has approved the Merger Agreement and the transactions contemplated thereby, including the Merger.
On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), and as a result of the Merger, each share of common stock, $0.01 par value, of ProAssurance (“ProAssurance Common Stock”) that is issued and outstanding immediately prior to the Effective Time (other than the Excluded Shares (as defined in the Merger Agreement)) will be converted into the right to receive $25.00 in cash per share (the “Merger Consideration”).
In addition, pursuant to the Merger Agreement, as of the Effective Time, (i) each restricted stock unit payable in shares of ProAssurance Common Stock that is issued and outstanding immediately prior to the Effective Time will automatically vest and be converted into the right to receive an amount in cash (less any applicable withholding taxes payable in respect thereto) equal to the Merger Consideration, (ii) each outstanding performance share payable in shares of ProAssurance Common Stock (determined based on deemed target level performance) will automatically vest and be converted into the right to receive an amount of cash (less any applicable withholding taxes payable in respect thereto) equal to the Merger Consideration and (iii) all amounts held in deferred compensation accounts representing awarded shares of ProAssurance Common Stock that are deferred under ProAssurance’s Director Deferred Stock Compensation Plan, and any accrued dividend equivalents in such deferred compensation accounts that have been converted into such shares, will automatically convert into the right to receive an amount of cash equal to the Merger Consideration for each such share.
ProAssurance, Parent and Merger Sub have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants that: (i) ProAssurance will conduct its and each of its subsidiary’s business in the ordinary and usual course of business during the interim period between the execution of the Merger Agreement and the Effective Time, (ii) ProAssurance will not engage in certain types of transactions or take certain actions outside the ordinary course during such period without the prior consent of Parent, (iii) ProAssurance will cause a special meeting of the holders of ProAssurance Common Stock to be held to consider the adoption of the Merger Agreement, and (iv) subject to certain customary exceptions, the Board of directors of ProAssurance will recommend that holders of ProAssurance Common Stock vote in favor of adopting the Merger Agreement. ProAssurance has also made certain additional customary covenants, including, among others, covenants not to: (i) solicit or knowingly encourage any inquiries with respect to certain alternative business combination transactions or (ii) subject to certain exceptions designed to allow the Board of Directors of ProAssurance to fulfill its fiduciary duties to ProAssurance’s stockholders, engage in any discussions concerning, or provide confidential information to, any person relating to certain alternative business combination transactions.

The Merger Agreement contains certain customary termination rights for ProAssurance and Parent, including ProAssurance’s right to terminate the Merger Agreement to accept a superior proposal subject to compliance with certain procedures specified in the Merger Agreement. Upon termination of the Merger Agreement under certain specified circumstances, ProAssurance will be required to pay Parent a termination fee of $52.6 million (the “Company Termination Payment”).
Subject to certain limitations, each of ProAssurance or Parent may terminate the Merger Agreement if the Merger is not consummated by September 19, 2026 (the “End Date”). The right to terminate the Merger Agreement at the End Date will not be available to a party if the failure of the Merger to have been consummated on or before such date was primarily caused by the failure of such party to perform any of its obligations under the Merger Agreement.
The Merger Agreement provides that Parent will be required to pay ProAssurance a termination fee of $52.6 million (the “Parent Termination Fee”) under certain circumstances if the Merger Agreement is terminated pursuant to the terms of the Merger Agreement in connection with a failure to obtain certain required regulatory approvals.
ProAssurance, Parent and Merger Sub have agreed to use their respective reasonable best efforts to consummate the Merger, including, to the extent required, making filings with and seeking approvals from certain governmental entities in connection with the Merger, subject to certain specified limitations set forth in the Merger Agreement, including that Parent will not be required to agree to regulatory remedies that would or would reasonably be expected to have a material adverse effect on the assets, business, results of operation or financial condition of ProAssurance and its subsidiaries, taken as a whole, or Parent and its subsidiaries, taken as a whole (a “Burdensome Condition”).
Consummation of the Merger is subject to certain customary conditions, including (i) the adoption of the Merger Agreement by the holders of a majority of the outstanding shares of ProAssurance Common Stock entitled to vote thereon (the “Stockholder Approval”), (ii) the absence of any law prohibiting or order preventing the consummation of the Merger, (iii) the receipt of certain required regulatory approvals, (iv) the absence of any Burdensome Condition, (v) there having not occurred any effect that has or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (as defined in the Merger Agreement) and (vi) compliance in all material respects on the part of each of ProAssurance, Parent and Merger Sub with such party’s covenants under the Merger Agreement. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions or certain de minimis inaccuracies).
The foregoing description of the Merger Agreement and the transactions contemplated thereby in this Current Report on Form 8-K is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein.
The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about ProAssurance, Parent or Merger Sub. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. The representations and warranties may also be subject to contractual standards of materiality that may be different from those generally applicable under the securities laws. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in ProAssurance’s public disclosures.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of March 19, 2025, by and among ProAssurance Corporation, The Doctors Company and Jackson Acquisition Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
Forward-Looking Statements
This Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “hope,” “hopeful,” “likely,” “may,” “optimistic,” “possible,” “potential,” “preliminary,” “project,” “should,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others: (i) the completion of the proposed transaction on the anticipated terms and timing, (ii) the satisfaction of other conditions to the completion of the proposed transaction, including obtaining required shareholder and regulatory approvals; (iii) the risk ProAssurance’s stock price may fluctuate during the pendency of the proposed transaction and may decline if the proposed transaction is not completed; (iv) potential litigation relating to the proposed transaction that could be instituted against ProAssurance or its directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the proposed transaction will harm ProAssurance’s business, including current plans and operations, including during the pendency of the proposed transaction; (vi) the ability of ProAssurance to retain and hire key personnel; (vii) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect ProAssurance’s financial performance; (xi) certain restrictions during the pendency of the proposed transaction that may impact ProAssurance’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (xiii) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) unexpected costs, liabilities or delays associated with the transaction; (xv) the response of competitors to the transaction; (xvi) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring ProAssurance to pay a termination fee; and (xvii) other risks set forth under the heading “Risk Factors,” of our Annual Report on Form 10-K for the year ended December 31, 2024 and in our subsequent filings with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Our actual results could differ materially from the results described in or implied by such forward looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, we undertake no obligation to update or revise these forward-looking statements.

Additional Information and Where to Find It
This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of ProAssurance by The Doctors Company. In connection with this proposed acquisition, ProAssurance plans to file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document that ProAssurance may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF PROASSURANCE ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of ProAssurance Corporation. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by ProAssurance through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by ProAssurance will be available free of charge on ProAssurance’s internet website at investor.proassurance.com/SEC-Filings or upon written request to: Investor Relations, ProAssurance Corporation, at P.O. Box 590009, Birmingham, Alabama 35259-0009 or by telephone at (205) 776-3028 or (800) 282-6242.
Participants in Solicitation
ProAssurance, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of ProAssurance is set forth in its proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 12, 2024. To the extent that holdings of ProAssurance’s securities by its directors or executive officers have changed since the amounts set forth in ProAssurance’s proxy statement for its 2024 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 20, 2025

PROASSURANCE CORPORATION
by: /s/ Jeffrey P. Lisenby
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Jeffrey P. Lisenby General Counsel